Other Current Liabilities - Summary of Other Current Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Miscellaneous current liabilities [abstract]
VAT Payables	$ 81	$ 130
Accruals for personnel related expenses	13,235	7,295
Other	6,077	1,072
Total	$ 19,127	$ 8,497